UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2016
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Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   717-763-7064

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 26, 2016, the Company held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, the Company’s stockholders elected all eight of the Board of Director nominees to serve as Directors until the 2017 Annual Meeting of Stockholders and ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2016. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The Company’s stockholders also approved the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan.

As of the record date, there were 80,094,365 Common Shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 70,176,151 shares, or approximately 87.62% of the outstanding Common Shares entitled to vote, were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2016 to serve as Directors until the 2017 Annual Meeting of Stockholders. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
J.F. Earl	59,990,511	3,151,096	255,314	6,779,230
K.G. Eddy	59,617,893	3,537,924	241,104	6,779,230
D.C. Everitt	59,952,785	3,195,539	248,597	6,779,230
S.E. Graham	59,934,863	3,203,807	258,251	6,779,230
F.N. Grasberger	61,316,847	1,769,394	310,680	6,779,230
T.D. Growcock	59,728,991	3,395,309	272,621	6,779,230
E. La Roche	59,829,783	3,307,268	259,870	6,779,230
P.C. Widman	60,000,479	3,144,249	252,193	6,779,230

2.
The appointment of PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2016, was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
68,617,799	1,335,792	222,560

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,783,631	2,152,717	460,573	6,779,230

4.	The Company’s stockholders approved the 2016 Non-Employee Directors’ Long-Term Equity Compensation Plan. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,914,826	15,919,946	562,149	6,779,230

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Form 8-K:

Exhibit No.	Description

99.1            Press Release dated April 27, 2016

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date:	May 2, 2016	By:	/s/ Russell Hochman
Russell Hochman
Senior Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary